UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 13, 2006
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Ford Motor Company's ("Ford's") Current Report on Form 8-K dated September 13, 2006 concerning, among other things, Ford's acceleration of its Way Forward plan and the actions taken by Dominion Bond Rating Service regarding Ford's and Ford Motor Credit Company's ("Ford Credit's") credit ratings, filed as Exhibit 99.1 to this report, is incorporated by reference herein. Ford's Current Report on Form 8-K dated September 19, 2006, concerning the actions taken by Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies and by Moody's Investors Service regarding Ford's and Ford Credit's credit ratings, filed as Exhibit 99.2 to this report, is also incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	Form 8-K dated	Filed with this Report
September 13, 2006 of
Ford Motor Company

Exhibit 99.2	Form 8-K dated	Filed with this Report
September 19, 2006 of
Ford Motor Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY
(Registrant)

Date: September 19, 2006	By:	/s/C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	Form 8-K dated
September 13, 2006 of
Ford Motor Company

Exhibit 99.2	Form 8-K dated
September 19, 2006 of
Ford Motor Company